                                                                   EXHIBIT 10.45


                             THIRTEENTH AMENDMENT TO
                             -----------------------
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------
                  AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS
                  ---------------------------------------------
                               AND LIMITED WAIVER
                               ------------------

     THIS THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS (the "Amendment") is made and entered into on this
                                   ---------
19th day of October, 2001, to be effective (unless otherwise specified herein) as of October 15, 2001 (the "Effective Date"), by and among FLEET CAPITAL
                             --------------
CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation
               ------
("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE
  --------
CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA
                                          ------------------
ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI,
                                             ---------------
Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").
        --------

                                    RECITALS

     A.      Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and
                                                        ------------------
Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower, (iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower ("Fifth Amendment"), (vi) that certain Sixth Amendment to Loan and
               ---------------
Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1996, by and between Lender and Borrower, (viii) that certain Eighth Amendment to Loan and Security Agreement, made and entered into as of December 9, 1997, by and between Lender and Borrower, (ix) that certain Ninth Amendment to Loan and Security Agreement made and entered into as of September 14, 1998, by and between Lender and Borrower, (x) that certain Tenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed in November of 1998, by Lender and Borrower; (xi) that certain Eleventh Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed March 14, 2000, by Lender and Borrower, and (xii) that certain Twelfth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed October 15, 2000, by Lender and Borrower (as amended, the "Loan Agreement").
 --------------

     B. Borrower and Lender desire to amend the Loan Agreement and certain of the other Loan Documents as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                                    ARTICLE I
                                   Definitions
                                   -----------

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.


                                   ARTICLE II
                                   Amendments
                                   ----------

     2.01    Amendment to Section 1.1 of the Loan Agreement; Addition of
             -----------------------------------------------------------
Definition of "EBITDA." Effective as of the Effective Date, a new definition,
---------------------
"EBITDA," is hereby added to Section 1.1 of the Loan Agreement to read as
                             -----------
follows:

     "EBITDA - for Borrower for any period means the sum of (i) Adjusted Net
      ------                                         ------
     Earnings From Operations during such period, (ii) Interest Expense during such period, (iii) depreciation and amortization during such period (to the extent the same were deducted in determining Adjusted Net Earnings From Operations for such period and (iv) taxes for such period (to the extent the same were deducted in determining Adjusted Net Earnings From Operations for such period)."

     2.02    Amendment to Section 1.1 of the Loan Agreement; Amendment of
             ------------------------------------------------------------
Definition of "Fixed Charge Ratio." Effective as of the Effective Date, the
---------------------------------
definition of "Fixed Charge Ratio" contained in Section 1.1 of the Loan
                                                -----------
Agreement is hereby amended and restated to read in its entirety as follows:

     "Fixed Charge Ratio" - for Borrower for any period means the ratio of (i)
      ------------------
     (a) EBITDA for such period, minus (b) the sum of (x) Unfinanced Capital
                                 -----
     Expenditures during such period and (y) taxes incurred during such period (whether or not paid); to (ii) the sum of (a) Interest Expense during such
                                    ----------
     period, and (b) scheduled principal payments on Borrower's long-term Indebtedness (including, without limitation, scheduled principal amortization on Capitalized Lease Obligations) during such period."

     2.03    Amendment to Section 1.1 of the Loan Agreement; Amendment of
             ------------------------------------------------------------
Definition of "Temporary Finished Goods Eligible Inventory Increased Amount.".
---------------------------------------------------------------------------
Effective as of the Effective Date, the definition of "Temporary Finished Goods Eligible

Inventory Increased Amount" contained in Section 1.1 of the Loan Agreement is
                                         -----------
hereby amended and restated to read in its entirety as follows:

          "Temporary Finished Goods Eligible Inventory Increased Amount - the
           ------------------------------------------------------------
     amount indicated below, during the time period indicated below:

     Time Period                                            Maximum Amount
     -----------                                            --------------
     (a)   First Use through the earlier to occur of        (a)    the lesser of (i) $1,500,000 or
           the 68th day after First Use or January                 (ii) 20% of the value of Finished
           18, 2002                                                Goods Eligible Inventory at the
                                                                   relevant calculation date

     (b)   Seven day period beginning on the day            (b)    the lesser of (i) $1,125,000 or
           immediately succeeding the end of the                   (ii) 20% of the value of Finished
           period described in (a) above                           Goods Eligible Inventory at the
                                                                   relevant calculation date

     (c)   Seven day period beginning on the day            (c)    the lesser of (i) $750,000 or
           immediately succeeding the end of the                   (ii) 20% of the value of
           period described in (b) above                           Finished Goods Eligible
                                                                   Inventory at the relevant
                                                                   calculation date

     (d)   Seven day period beginning on the day            (d)    the lesser of (i) $375,000 or
           immediately succeeding the end of the                   (ii) 20% of the value of
           period described in (c) above                           Finished Goods Eligible
                                                                   Inventory at the relevant
                                                                   calculation date

     (e)   Earlier to occur of (i) February 12, 2002        (e)    $0.00"
           or (ii) the day immediately succeeding the
           end of the period described in (d) above,
           and at all times thereafter

     2.04    Amendment to Section 1.1 of the Loan Agreement; Amendment of
             ------------------------------------------------------------
Definition of "Temporary Finished Goods Eligible Inventory Increased Amount
---------------------------------------------------------------------------
Period." Effective as of the Effective Date, the definition of "Temporary
------
Finished Goods Eligible Inventory Increased Amount Period" contained in
Section 1.1 of the Loan Agreement is hereby amended and restated to read in its
-----------
entirety as follows:

          "Temporary Finished Goods Eligible Inventory Increased Amount Period -
           -------------------------------------------------------------------
     the period of time beginning on (i) the first day after October 15, 2001, that the Borrower requests that the Temporary Finished Goods Eligible Inventory Increased Amount be included in the calculation of the Borrowing Base (the `First Use') and ending on (ii) the earlier to occur of February
                ---------
     12, 2002 or the ninetieth day after the First Use."

     2.05    Acknowledgment of Increase of Applicable Annual Rate to Base Rate
             -----------------------------------------------------------------
plus 1.00%. Borrower hereby agrees and acknowledges that due to the provisions
----------
of the last sentence of Section 3.1(A) of the Loan Agreement, effective as of
                        --------------
October 1, 2001, the Applicable Annual Rate relating to the Term Loans, the Equipment Loans, and the Revolving Credit Loans was permanently increased to 1.00% above the Base Rate.

     2.06    Increase in Applicable Annual Rate during Temporary Finished Goods
             ------------------------------------------------------------------
Eligible Inventory Increased Amount Period. Effective as of the Effective Date,
------------------------------------------
the parties hereto agree that notwithstanding anything to the contrary in the Loan Agreement or any other Loan Document, during the Temporary Finished Goods Eligible Inventory Increased Amount Period, the Applicable Annual Rate relating to the Term Loans, the Equipment Loans and the Revolving Credit Loans shall be increased to 2.00% above the Base Rate.

     2.07    Amendments to Section 9.3 of the Loan Agreement. Effective as of
             -----------------------------------------------
the Effective Date, Section 9.3 of the Loan Agreement is amended as follows:
                    -----------

             (a) Section 9.3(C) of the Loan Agreement is amended and restated to
                 --------------
     read in its entirety as follows:

                    "(C) Fixed Charge Ratio. Maintain on a Consolidated basis a
                         ------------------
             Fixed Charge Ratio of not less than 1.1 to 1.0 for the twelve calendar month period ending on the last day of each July, October, January and April, beginning with July 30, 2002."

             (b) A new Section 9.3(D) is added to the Loan Agreement to read
                       --------------
     as follows:

                    "(D) Minimum EBITDA. Maintain, on a Consolidated basis,
                         --------------
             EBITDA of not less than the amount shown below for the twelve calendar month ending on the date corresponding thereto:


                      Date                                      Amount
                      ----                                      ------
             (a)    October 31, 2001                       (a)    $2,832,000
             (b)    January 31, 2002                       (b)    $1,251,000
             (c)    April 30, 2002                         (c)    $2,355,000
             (d)    July 31, 2002                          (d)    $3,174,000"

             (c) A new Section 9.3(E) is added to the Loan Agreement to read as
                 --------------------------------------------------------------
     follows:
     -------

                    "(E) Maximum Inventory. Maintain on a Consolidated basis
                         -----------------
             Inventory with an aggregate value (calculated on the basis of the higher of cost or market with cost calculated on a first-in, first-out basis) of not more than the amount shown below as of the date indicated below:


                      Date                                      Amount
                      ----                                      ------
             (b)    January 31, 2002                       (b)    $21,500,000
             (c)    April 30, 2002                         (c)    $16,750,000
             (d)    July 31, 2002                          (d)    $14,000,000"

     2.08    Deferral of Principal Payments due on November 1, 2001, December 1,
             -------------------------------------------------------------------
2001, and January 1, 2002 on the $4,800,000.02 Term Note. Effective as of the
--------------------------------------------------------
Effective Date, and notwithstanding any provision to the contrary contained in the $4,800,000.02 Term Note, the Loan Agreement or any other Loan Document, the parties hereto hereby agree as follows:

             (a) Borrower shall not be required to make on November 1, 2001, December 1, 2001, and January 1, 2002, the otherwise regularly scheduled monthly principal amortization payments on the $4,800,000.02 Term Note.

             (b) The monthly principal amortization payments scheduled to be made on the $4,800,000.02 Term Note on February 1, 2002, March 1, 2002, April 1, 2002, May 1, 2002, June 1, 2002, and July 1, 2002, shall be increased from $80,000 to $120,000.

             (c) Beginning August 1, 2002, the regularly scheduled monthly principal amortization payments on the $4,800,000.02 Term Note shall return to $80,000 a month.

     2.09    Deferral of Principal Payments due on November 1, 2001, December 1,
             -------------------------------------------------------------------
2001, and January 1, 2002 on the Term Note. Effective as of the Effective Date,
------------------------------------------
and notwithstanding anything to the contrary in the Term Note, the Loan Agreement or any other Loan Document, the parties hereto agree as follows:

             (a) Borrower shall not be required to make on November 1, 2001, December 1, 2001, and January 1, 2002, the otherwise regularly scheduled monthly principal amortization payments on the Term Note.

             (b) The monthly principal amortization payments scheduled to be made on the Term Note on February 1, 2002, March 1, 2002, April 1, 2002,

     May 1, 2002, June 1, 2002 and July 1, 2002 shall be increased from $23,167 to $34,750.50.

             (c) Beginning August 1, 2002, the regularly scheduled monthly principal amortization payments on the Term Note shall return to $23,167 a month.

     2.10    Amendment to Section 12.4 of the Loan Agreement. Effective as of
             -----------------------------------------------
the Effective Date, Section 12.4 of the Loan Agreement is amended by adding
                    ------------
thereto after the last sentence of Section 12.4 the following sentence to read
                                   ------------
in its entirety as follows:

     "In addition to the foregoing provisions of this Section 12.4, Borrower on
                                                      ------------
     demand shall reimburse Lender for all out-of-pocket expenses and costs incurred by Lender in connection with audits, appraisals and examination of Borrower or the books and records or Property of Borrower, and shall pay to Lender an examination fee in the amount of $750.00 per auditor per day in connection with each audit or examination or appraisal of Borrower or the books and records or Property of Borrower; provided, however, in the event
                                                --------  -------
     of a conflict between the provisions of this sentence and any other sentence or provision in this Agreement, the provisions of this sentence shall control."

     2.11    Amendment Fee. In consideration for the agreements of Lender
             -------------
contained herein but subject to Section 3.1(D) of the Loan Agreement, Borrower
                                --------------
agrees to pay Lender a fee of $50,000. Such fee shall be due and payable and shall be fully earned as of the date of execution of this Amendment.


                                   ARTICLE III
                              Conditions Precedent
                              --------------------

     3.01    Conditions Precedent. The effectiveness of this Amendment is
             --------------------
subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

             (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;

             (b) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

             (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender;

             (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

             (e) Lender shall have received, in immediately available funds, payment of the fee described in Section 2.11 of this Amendment.
                                     ------------


                                   ARTICLE IV
                                 Limited Waiver
                                 --------------

     Upon satisfaction of the conditions and covenants set forth in Section 3.01
                                                                    ------------
of this Amendment, Lender hereby waives any Default or Event of Default which occurred due to the failure by Borrower to maintain as of July 31, 2001, on a Consolidated basis a Fixed Charge Ratio (as such term was defined prior to giving effect to the provisions of this Amendment) of not less than the ratio specified in Section 9.3(C) of the Loan Agreement (as Section 9.3(C) read prior
             --------------                           --------------
to giving effect to the provisions of this Amendment). Except as otherwise provided for in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.


                                    ARTICLE V
                  Ratifications, Representations and Warranties
                  ---------------------------------------------

     5.01    Ratifications. The terms and provisions set forth in this Amendment
             -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02    Representations and Warranties. Borrower hereby represents and
             ------------------------------
warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the

Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby;
(e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Borrower's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.


                                   ARTICLE VI
                            Miscellaneous Provisions
                            ------------------------

     6.01    Survival of Representations and Warranties. All representations and
             ------------------------------------------
warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02    Reference to Loan Agreement. Each of the Loan Agreement and the
             ---------------------------
other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03    Expenses of Lender. As provided in the Loan Agreement, Borrower
             ------------------
agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04    Severability. Any provision of this Amendment held by a court of
             ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05    Successors and Assigns. This Amendment is binding upon and shall
             ----------------------
inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06    Counterparts. This Amendment may be executed in one or more
             ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07    Effect of Waiver. No consent or waiver, express or implied, by
             ----------------
Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08    Headings. The headings, captions, and arrangements used in this
             --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09    Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
             --------------
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10    Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS,
             ---------------
EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11    Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
             -------
COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS,

EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                "LENDER"

                                FLEET CAPITAL CORPORATION

                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                "BORROWER"

                                LOWRANCE ELECTRONICS, INC.

                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                LEI EXTRAS, INC.

                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                LOWRANCE CONTRACTS, INC.

                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                SEA ELECTRONICS, INC.

                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------